                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     IDACORP, Inc. and Idaho Power Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

       [LOGO] IDACORP, INC                       [LOGO] IDAHO POWER COMPANY

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                          May 15, 2003, AT BOISE, IDAHO

                                                                   April 7, 2003

TO THE SHAREHOLDERS OF IDACORP, INC. AND IDAHO POWER COMPANY:

     Notice is hereby given that the Joint Annual Meeting of Shareholders of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("Idaho Power") will be held on May 15, 2003 at 10:00 a.m. local time at the Idaho Power Corporate Headquarters Building, 1221 West Idaho Street, Boise, Idaho, for the following purposes:

     1. to elect four Directors of IDACORP and Idaho Power for a three year term;

     2. to ratify the selection of Deloitte & Touche LLP as independent auditor for IDACORP and Idaho Power for the fiscal year ending December 31, 2003;

     3. to transact such other business that may properly come before the meeting and any adjournment or adjournments thereof.

     Common shareholders of record of IDACORP and Idaho Power and holders of Idaho Power 4% Preferred Stock and 7.68% Series, Serial Preferred Stock at the close of business on March 27, 2003, are entitled to vote at the meeting.

     All shareholders are cordially invited to attend the Joint Annual Meeting in person. Shareholders interested in attending in person must make a reservation by calling (800) 635-5406. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE YOUR PROXY PROMPTLY. It is important that your shares be represented at the meeting. Please vote your proxy, regardless of the size of your holdings, as promptly as possible. Any shareholder voting a proxy who attends the meeting may vote in person by revoking that proxy prior to or at the meeting.

                                     By Order of the Boards of Directors

                                     Robert W. Stahman
                                     Corporate Secretary




                  TO SHAREHOLDERS WHO RECEIVE MULTIPLE PROXIES

     IF YOU OWN IDACORP COMMON STOCK OR IDAHO POWER PREFERRED STOCK OTHER THAN THE SHARES SHOWN ON THE ENCLOSED PROXY, YOU WILL RECEIVE A PROXY IN A SEPARATE ENVELOPE FOR EACH SUCH HOLDING. PLEASE VOTE EACH PROXY RECEIVED.

                             JOINT PROXY STATEMENT

                                  IDACORP, Inc.
                              Idaho Power Company
                             1221 West Idaho Street
                                  P. O. Box 70
                            Boise, Idaho 83707-0070

GENERAL INFORMATION

     This Joint Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about April 7, 2003 and are provided to the shareholders of IDACORP and Idaho Power in connection with the solicitation of proxies on behalf of the Boards of Directors of IDACORP and Idaho Power for use at their Joint Annual Meeting of Shareholders and any adjournments or postponements thereof. The Joint Annual Meeting is scheduled to be held on May 15, 2003, at 10:00 a.m., local time, at the Idaho Power Corporate Headquarters Building, 1221 West Idaho Street, Boise, Idaho.

COST AND METHOD OF SOLICITATION

     The cost of soliciting proxies will be paid by IDACORP and Idaho Power. In order to be assured that a quorum of outstanding shares will be represented at the meeting, proxies may be solicited by officers and regular employees of IDACORP or Idaho Power, personally or by telephone, telegraph, fax or mail or other electronic means, without extra compensation. In addition, the solicitation of proxies from brokers, banks, nominees and institutional investors will be made by Corporate Investor Communications, Inc., at a cost of approximately $4,000 plus out-of-pocket expenses. IDACORP and Idaho Power will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to beneficial owners.

MATTERS TO BE VOTED UPON

     As of April 7, 2003, the only known business to be presented at the 2003 Joint Annual Meeting of shareholders is as follows: Shareholders of IDACORP will vote on (1) the election of four Directors of IDACORP, and (2) the ratification of the appointment of Deloitte & Touche LLP as independent auditors of IDACORP, Inc. Shareholders of Idaho Power will vote on (1) the election of four Directors of Idaho Power, and (2) the ratification of the appointment of Deloitte & Touche LLP as independent auditors of Idaho Power. See "Other Business."

RECORD DATE

     The Boards of Directors have fixed March 27, 2003, as the date for the determination of shareholders of IDACORP and Idaho Power entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on March 27, 2003 will be entitled to vote at the meeting.

OUTSTANDING VOTING SECURITIES

     The outstanding voting securities of IDACORP as of the record date for the meeting are 38,193,260 shares of common stock, no par value, each share being entitled to one vote.

     As a result of the holding company formation on October 1, 1998, IDACORP holds 100% of the issued and outstanding shares of common stock of Idaho Power and approximately 93% of the total voting power of Idaho Power. The outstanding shares of Idaho Power's preferred stock were unchanged by the holding company formation and continue to be outstanding shares. Holders of voting preferred stock of Idaho Power hold approximately 7% of Idaho Power's total outstanding voting power.

     The outstanding voting securities of Idaho Power as of the record date for the meeting are as follows: 37,612,351 shares of common stock, $2.50 par value, held by IDACORP, each share being entitled to one vote; 137,515 shares of 4% Preferred Stock, $100 par value, each share being entitled to twenty votes; and 150,000 shares of 7.68% Series, Serial Preferred Stock, $100 par value, each share being entitled to one vote. The aggregate voting power of outstanding voting securities for Idaho Power is 40,512,651 votes.

VOTING

     Shareholders of record may vote their proxies by telephone, through the Internet or by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.

     Shareholders whose shares are held by a bank or broker may be able to vote by telephone or through the Internet. Follow the instructions you receive from your bank or broker.

     Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be paid by the shareholder.

     IDACORP and Idaho Power have been advised by counsel that the procedures for Internet and telephone voting are consistent with the requirements of applicable law.

     Under the Idaho Business Corporation Act, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. Assuming a quorum of each company is present, the following votes are required for approval of each proposal at the Joint Annual Meeting:

     (i) Proposal No. 1 - directors of IDACORP and Idaho Power are elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election of directors for that company. Votes may be cast in favor or withheld; votes that are withheld will have no effect on the results.

     (ii) Proposal No. 2 - the ratification of the selection of an independent auditor for IDACORP and Idaho Power is approved where the votes cast within the voting group in favor exceed the votes cast opposing ratification for that company.

     Abstentions will have no effect on the results with respect to Proposal No. 2.

     If no direction is given by a shareholder, properly executed proxies received will be voted FOR Proposal No. 1, election of the nominees for Directors, and FOR Proposal No. 2, ratification of the selection of Deloitte & Touche LLP as independent auditor for the fiscal year 2003.

     Unless otherwise instructed, proxies received will be voted in favor of the election of the Director nominees of the appropriate company. While it is not expected that any of the nominees will be unable to qualify for or accept the office, if for any reason one or more shall be unable to do so, the proxies will be voted for nominees selected by the appropriate Board of Directors.

     A proxy may be revoked at any time before it is voted at the meeting. Any shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy by oral notice at that time. Otherwise, revocation of a proxy must be mailed to the Secretary of IDACORP or Idaho Power at 1221 West Idaho Street, Boise, Idaho 83702-5627, and received prior to the meeting.

SECRET BALLOT

     It is the policy of IDACORP and Idaho Power that all proxies for the Joint Annual Meeting that identify shareholders, including employees, are to be kept secret, and no such document shall be available for examination nor shall the identity and vote of any shareholder be disclosed to IDACORP or Idaho Power representatives or to any third party. Proxies shall be returned to the independent tabulator who receives, inspects and tabulates the proxies. Individual voted proxies and ballots are not seen by nor reported to IDACORP or Idaho Power except (i) as necessary to meet applicable legal requirements, (ii) to allow the independent election inspectors to certify the results of the shareholder vote, (iii) in the event of a matter of significance where there is a proxy solicitation in opposition to the Board of Directors, based upon an opposition proxy statement filed with the Securities and Exchange Commission, or
(iv) to respond to shareholders who have written comments on their proxies.

CORPORATE GOVERNANCE

     In response to a number of new corporate governance and disclosure requirements including the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission's rules interpreting and implementing the Sarbanes-Oxley Act, and the proposed new listing standards of the New York Stock Exchange, IDACORP and Idaho Power are in the process of revising their governance materials. This includes: (1) reviewing and revising the charters for the Audit Committee, Corporate Governance Committee (which is also the Nominating Committee and was established in November 2002) and Compensation Committee; and
(2) preparing Corporate Governance Guidelines, which will address issues including the responsibilities, qualifications and compensation of the Board of Directors, as well as Board leadership, Board committees and self-evaluation.

     The Securities and Exchange Commission has recently adopted final rules implementing provisions of the Sarbanes-Oxley Act requiring disclosure regarding whether companies maintain "codes of ethics." Idaho Power has had for many years a Code of Business Conduct and Ethics, which applies to all directors, officers and other employees of Idaho Power, including the principal executive officer and senior financial officers. IDACORP and Idaho Power are in the process of reviewing and revising the Code of Business Conduct and Ethics.

     IDACORP and Idaho Power Company currently have ten members on their Boards of Directors. All are non-employees, except for Jan Packwood, the President and Chief Executive Officer of IDACORP and Chief Executive Officer of Idaho Power. The non-employee directors have held meetings separate from management since 1998. The office of the Chairman of the Board and the Chief Executive Officer have been separated since June of 1999.

     The Audit Committee is comprised of four independent directors. All members are "financially literate" as the Board of Directors interprets that term, and one member has been determined to be an "audit committee financial expert." The Audit Committee charter was filed as an exhibit to the proxy statement for the Annual Meeting on May 17, 2001 and is in the process of being revised.

     Gary G. Michael serves on the audit committee of three other public companies in addition to IDACORP and Idaho Power. The Boards of Directors of IDACORP and Idaho Power have determined that such service would not impair Mr. Michael's ability to serve on the IDACORP and Idaho Power Audit Committees. Mr. Michael is the Audit Committee financial expert.

 1. ELECTION OF DIRECTORS

     IDACORP's and Idaho Power's Boards of Directors each consist of the same 10 members. IDACORP's Articles of Incorporation, as amended, and Idaho Power's Restated Articles of Incorporation, as amended, provide that Directors be elected for three-year terms with approximately one-third of the Board of Directors to be elected at each annual meeting of shareholders. The four Directors standing for election for the IDACORP and Idaho Power Boards of Directors at the 2003 Joint Annual Meeting are identified below as nominees for election with terms to expire in the year 2006. All nominees are currently Directors of IDACORP and Idaho Power. Roger L. Breezley retired from the Boards June 30, 2002 for health reasons. Mr. Breezley served as a director since 1993. The Board thanks Mr. Breezley for his 9 years of distinguished service to IDACORP and Idaho Power.

     Unless otherwise instructed, proxies received will be voted in favor of the election of the Director nominees of the appropriate company. While it is not expected that any of the nominees will be unable to qualify for or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for nominees selected by the appropriate Board of Directors.

     EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITS NOMINEES LISTED BELOW.

IDACORP AND IDAHO POWER NOMINEES FOR ELECTION - TERMS EXPIRE 2006

CHRISTOPHER L. CULP, Ph.D . . . .  Principal of C.P. Risk Management L.L.C. and Adjunct
                                   Professor of Finance, Graduate School of Business at the
                                   University of Chicago; director of IDACORP and Idaho Power since 2002. Age 34

GARY G. MICHAEL . . . . . . . . .  Former Chairman of the Board and Chief Executive Officer
                                   (1991-2001) Albertson's, Inc.; director of The Clorox
                                   Company (since 2001), Boise Cascade Corporation (since
                                   1997), Harrah's Entertainment, Inc. (since 2001), Questar,
                                   Inc. (since 1994) and Graham Packaging Company (since 2001);
                                   director of IDACORP and Idaho Power since 2001. Age 62

PETER S. O'NEILL  . . . . . . . .  Chairman and CEO, O'Neill Enterprises L.L.C. (since 1990);
                                   director of Building Materials Holding Corporation (since
                                   1993); director of IDACORP Financial Services, Inc. (since
                                   1999); director of Idaho Power since 1995 and IDACORP since
                                   1998. Age 66

JAN B. PACKWOOD . . . . . . . . .  President and Chief Executive Officer of IDACORP (since
                                   1999) and Chief Executive Officer of Idaho Power (since
                                   2002); formerly President and Chief Executive Officer
                                   (1999-2002); President and Chief Operating Officer
                                   (1997-1999); Executive Vice President (1996-1997) and Vice
                                   President - Bulk Power (1989-1996) of Idaho Power; director and President of Idaho Energy Resources Company; director of
                                   IDACORP Financial Services, Inc.; director of Ida-West
                                   Energy Company; director of IDACOMM; director of IDACORP
                                   Services Co.; director of IDACORP Technologies, Inc;
                                   director of Velocitus; director of Idaho Power since 1997
                                   and IDACORP since 1998. Age 60


IDACORP AND IDAHO POWER CONTINUING DIRECTORS - TERMS EXPIRE 2005

JOHN B. CARLEY  . . . . . . . . .  Former President (1984-1996) and Chief Operating Officer
                                   (1990-1996) of Albertson's, Inc.; director of Agra Beef Co.;
                                   director of IDACORP Technologies, Inc.; director of Idaho
                                   Power since 1990 and IDACORP since 1998. Age 69

JACK K. LEMLEY  . . . . . . . . .  Director of Lemley & Associates, Inc. (since 1987), formerly
                                   Chairman of the Board and Chief Executive Officer and a
                                   director of American Ecology Corp. (1995-2001); director of
                                   IDACORP Technologies, Inc.; director of Idaho Power since
                                   1995 and IDACORP since 1998. Age 68

EVELYN LOVELESS . . . . . . . . .  Chief Executive Officer (since 1992) and a director of
                                   Global, Inc.; director of Farmers & Merchants Bank (since
                                   1999); formerly President of Global, Inc. (1989-1992);
                                   director of Idaho Power since 1987 and IDACORP since 1998.
                                   Age 69

IDACORP AND IDAHO POWER CONTINUING DIRECTORS - TERMS EXPIRE 2004

ROTCHFORD L. BARKER . . . . . . .  Director, American Ecology Corporation (since 1996), Member and former director Chicago Board of Trade; director of
                                   Idaho Power and IDACORP since 1999. Age 66

JON H. MILLER . . . . . . . . . .  Chairman of the Board of IDACORP and Idaho Power since 1999;
                                   Private Investor; formerly President and Chief Operating
                                   Officer (1978-1990) and a director (1977-1990) of Boise
                                   Cascade Corporation; director of Fibermark Corporation;
                                   director of Idaho Power since 1988 and IDACORP since 1998.
                                   Age 65

ROBERT A. TINSTMAN  . . . . . . .  Former President and Chief Executive Officer (1995-1999) and
                                   director (1995-1999) of Morrison Knudsen Corporation;
                                   director of Home Federal Savings & Loan (since 1999); former
                                   Chairman of Contractorhub.com (2000-2001); Executive
                                   Chairman of James Construction Group (since 2002); director of IDACORP Technologies, Inc.; director of Idaho Power and
                                   IDACORP since 1999. Age 56

                      MEETINGS OF THE BOARDS AND COMMITTEES

     The IDACORP Board of Directors held twelve meetings in 2002. The Idaho Power Board of Directors had ten meetings in 2002. The average attendance during 2002 at all meetings of the Boards and all meetings of the committees of the Boards was 99.4 percent.

     The Committees of each of IDACORP and Idaho Power are the Executive Committee, the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Investment Committee. The members of the Committees are the same individuals for both IDACORP and Idaho Power. IDACORP has one committee which Idaho Power does not have -- the Committee of Outside Directors. Board committees, their membership during 2002 and a brief statement of their principal responsibilities are presented below.

EXECUTIVE COMMITTEE

     The Executive Committees act on behalf of the Boards of Directors of IDACORP and Idaho Power, as applicable, when the respective Boards are not in session, except on those matters which require action of the full Boards. Members of the Committee are Jan B. Packwood (Chairman), John B. Carley, Jack K. Lemley, Jon H. Miller and Robert A. Tinstman. During 2002, the Idaho Power Executive Committee met one time.

AUDIT COMMITTEE

     The Audit Committees of IDACORP and Idaho Power assist the Boards of Directors in fulfilling oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls and compliance programs which management and the Boards have established, the audit process and services provided by the independent auditors, the plans and activities of the Internal Audit Department and the conducting of business under the Business Conduct Guide. Members of the Committee are Jack K. Lemley (Chairman), Rotchford L. Barker, Christopher L. Culp and Gary G. Michael. During 2002, the IDACORP and Idaho Power Audit Committee met six times.

COMPENSATION COMMITTEE

     The Compensation Committees of IDACORP and Idaho Power assist the Boards of Directors in discharging duties and responsibilities regarding management of the total compensation philosophy, total compensation programs for executives, senior managers and employees, and all other compensation-related matters which properly come before the Boards of Directors. Members of the Committee are John
B. Carley (Chairman), Evelyn Loveless, Peter S. O'Neill and Robert A. Tinstman. During 2002, the IDACORP and Idaho Power Compensation Committee met three times.

CORPORATE GOVERNANCE COMMITTEE

     The Corporate Governance Committee of IDACORP and Idaho Power, established November 1, 2002, assists the Boards in identifying individuals qualified to become directors and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Boards or by the shareholders; developing and recommending to the Boards a set of corporate governance guidelines applicable to each company; and taking a leadership role in shaping the corporate governance of IDACORP and Idaho Power. Members of the Committee are Gary G. Michael (Chairman), Christopher L. Culp, Jon H. Miller and Peter S. O'Neill. During 2002, the IDACORP and Idaho Power Corporate Governance Committee met one time.

INVESTMENT COMMITTEE

     The Investment Committees of IDACORP and Idaho Power assist the Boards of Directors in fulfilling oversight responsibilities to participants and beneficiaries under the Idaho Power Retirement Plan by reviewing Plan design, formulating investment philosophies and establishing investment policies, establishing performance measurement objectives and benchmarks, monitoring the performance of investment managers, trustees, independent consultants and consulting actuaries to the Plan, reviewing sufficiency of Plan assets to cover liabilities and reviewing compliance with all applicable laws and regulations pertaining to the Plan. Members of the Committee are Robert A. Tinstman (Chairman), Roger L. Breezley (until his retirement from the Board), Evelyn Loveless (Mrs. Loveless replaced Mr. Breezley), Jon H. Miller, and Jan B. Packwood. During 2002, the IDACORP and Idaho Power Investment Committee met two times.

COMMITTEE OF OUTSIDE DIRECTORS

     The Committee of Outside Directors of IDACORP and Idaho Power assist the Boards of Directors by reviewing and evaluating the performance of the Chief Executive Officer and establishing individual and corporate goals and strategies relating to the Chief Executive Officer. Committee functions related to Chief Executive Officer evaluation will be assumed by other Board Committees in 2003. It also acted in 2002, before the establishment of the Corporate Governance Committee, as a nominating committee. Members of the Committee are all members of the IDACORP Board of Directors who are not officers or employees or former officers of IDACORP or one of its subsidiaries. Members of the Committee are Rotchford L. Barker, Roger L. Breezley (until his retirement from the Board), John B. Carley, Christopher L. Culp, Gary G. Michael, Jack K. Lemley, Evelyn Loveless, Jon H. Miller, Peter S. O'Neill and Robert A. Tinstman. During 2002, the Committee of Outside Directors met six times.

                        2. RATIFICATION OF APPOINTMENT OF
                               INDEPENDENT AUDITOR

     At the Joint Annual Meeting, the shareholders will be asked to ratify the selection by the Audit Committee of the IDACORP and the Idaho Power Boards of Directors of Deloitte & Touche LLP as the firm of independent public accountants to audit the financial statements of IDACORP and Idaho Power for the fiscal year 2003. This firm has conducted consolidated annual audits of IDACORP and Idaho Power for many years and is one of the world's largest firms of independent certified public accountants. A representative of Deloitte & Touche LLP is expected to be present at the meeting and will have an opportunity to make a statement and to respond to appropriate questions.

     EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR OF IDACORP AND IDAHO POWER

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Audit Committee of the IDACORP and Idaho Power Boards of Directors (the Committee) is composed of four directors, who are "independent" as defined in the applicable NYSE listing standards. The Committee has a written charter adopted by each Board of Directors.

     The Committee has reviewed and discussed the audited consolidated financial statements of IDACORP and Idaho Power with management and the independent accountants. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

     The independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Committee discussed with the independent accountants that firm's independence.

     Finally, the Committee discussed with the independent accountants services, other than audit services, which they have provided to IDACORP and Idaho Power and considered whether the providing of and payment for such services is compatible with maintaining the independence of the independent accountants.

     Based on the Committee's review and discussions referred to above, the Committee recommended to each Board of Directors that the audited consolidated financial statements of IDACORP and Idaho Power be included in their combined Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                        Jack K. Lemley (Chairman)
                                        Rotchford L. Barker
                                        Christopher L. Culp
                                        Gary G. Michael

                        INDEPENDENT ACCOUNTANT BILLINGS

     The following table sets forth the fees billed or expected to be billed by the independent accountants to IDACORP and Idaho Power for the years 2002 and 2001.

FEES BILLED                                                     2002         2001
-----------                                                  ----------   ----------
Audit fees . . . . . . . . . . . . . . . . . . . . . . . .   $  446,170   $  430,233
Audit-related fees (a) . . . . . . . . . . . . . . . . . .      610,238      585,986
Tax fees (b) . . . . . . . . . . . . . . . . . . . . . . .      836,296       44,973
All other fees (c) . . . . . . . . . . . . . . . . . . . .      141,816      678,881
                                                             ----------   ----------
Total fees . . . . . . . . . . . . . . . . . . . . . . . .   $2,034,520   $1,740,073
                                                             ==========   ==========

-----------------
(a) Includes fees for audits of the Company's benefit plans, stand alone audits of subsidiaries, internal control assessments of subsidiaries and network security assessments.

(b)  Includes fees for tax advice, tax consulting and compliance services.

(c) Includes fees for non-financial advisory services, internal audit support services and work in connection with regulatory inquiries.

                                 OTHER BUSINESS

     Neither the IDACORP nor the Idaho Power Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Meeting and this Joint Proxy Statement. In addition, other than as discussed below, they have not been informed that any other matter will be presented to the meeting by others. Two shareholders submitted proposals for inclusion in the proxy statement, which IDACORP has omitted pursuant to Rule 14a-8 of the Securities and Exchange Commission's proxy rules. One of these proposals relates to executive compensation. Shareholders entitled to vote who comply with the Company's advance notice bylaw provisions may present proposals at the annual meeting. If either of these shareholders complies with the advance notice bylaw provisions and properly presents his proposal at the Joint Annual Meeting, it is the intention of the persons named in the proxy to vote against such proposals. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

                             PRINCIPAL SHAREHOLDERS

     The following table presents certain information regarding shareholders who are known to IDACORP or Idaho Power to be the beneficial owners of more than 5 percent of any class of voting securities of IDACORP or Idaho Power as of March 1, 2003:

                                  NAME AND ADDRESS      AMOUNT AND NATURE OF    PERCENT
CLASS OF STOCK                   OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP   OF CLASS
--------------                   -------------------    --------------------   --------
Idaho Power Common Stock         IDACORP, Inc.(1)            37,612,351          100
                                 1221 W. Idaho Street
                                 Boise, Idaho 83702

----------------
(1) As a result of the formation of the holding company, IDACORP became the holder of all issued and outstanding shares of Idaho Power common stock on October 1, 1998.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of IDACORP common stock and Idaho Power preferred stock beneficially owned on March 1, 2003, by the Directors and nominees, by those Executive Officers named in the Summary Compensation Table and by the Directors and Executive Officers of IDACORP and Idaho Power as a group:

                                                                         AMOUNT OF
                                                                         BENEFICIAL        STOCK         PERCENT
TITLE OF CLASS           NAME OF BENEFICIAL OWNER                       OWNERSHIP(1)     OPTIONS (2)     OF CLASS
--------------           ------------------------                       ------------     -----------     --------
Common Stock             Rotchford L. Barker                               11,826              600           *
Common Stock             John B. Carley                                     5,726              600           *
Common Stock             Christopher L. Culp, Ph.D.                         1,204              600           *
Common Stock             Jack K. Lemley(3)                                  3,326              600           *
Common Stock             Evelyn Loveless                                    3,809              600           *
Common Stock             Gary G. Michael                                    4,417              600           *
Common Stock             Jon H. Miller                                      2,326              600           *
Common Stock             Peter S. O'Neill                                   3,263              600           *
Common Stock             Jan B. Packwood                                  123,096           82,200           *
Common Stock             Robert A. Tinstman                                 4,826              600           *
Common Stock             J. LaMont Keen(4)                                 58,329           36,800           *
Common Stock             Richard Riazzi                                    49,681           38,000           *
Common Stock             James C. Miller                                   41,217           34,200           *
Common Stock             Robert W. Stahman(5)                              20,618            2,800           *
Common Stock             Darrel T. Anderson                                 7,433            3,000           *
Common Stock             All Directors and Executive Officers of
                         IDACORP as a group (17 persons)                  315,051          174,400
Preferred Stock          All Directors and Executive Officers of
                         IDACORP as a group (17 persons)                       27                            *
Common Stock             All Directors and Executive Officers of
                         Idaho Power as a group (19 persons)              318,161          212,000
Preferred Stock          All Directors and Executive Officers of
                         Idaho Power as a group (19 persons)                   27                            *

------------------
*   Less than 1 percent.

(1) Includes shares of Common Stock subject to forfeiture and restrictions on transfer issued pursuant to the 1994 Restricted Stock Plan. Also includes shares of common stock that beneficial owner has the right to acquire within 60 days upon exercise of stock options.

(2)  Included in the amount of beneficial ownership column.

(3) Mr. Lemley disclaims all beneficial ownership of the 2,500 shares owned by his wife.

(4) Mr. Keen disclaims all beneficial ownership of the 179 shares owned by his wife.

(5) Mr. Stahman disclaims all beneficial ownership of the 25 shares held by wife for children.

     Except as indicated above, all Directors and Executive Officers have sole voting and investment power for the shares held by them including shares owned through the Employee Savings Plan and the Dividend Reinvestment and Stock Purchase Plan.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                        REPORT OF COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

GENERAL

     The IDACORP and Idaho Power (the "Companies") Compensation Committee ("Committee") established all components of 2002 compensation for the Chief Executive Officer and the executive officers of the Companies.

     As part of its function, the Committee discharges the responsibilities of the Boards of Directors relating to compensation of the Chief Executive Officer and the executive officers and oversight of the Companies' compensation and employee benefit plans and practices. The Committee is responsible for recommending (1) the compensation philosophy, (2) executive compensation plans that support the philosophy, and (3) the appropriate levels of compensation for the Chief Executive Officer and the executive officers. The Committee is composed of four independent, non-employee Directors. Following the development of recommendations by the Committee, all issues related to executive compensation are submitted to the full Boards of Directors of IDACORP and Idaho Power (which are the same) for approval. The Boards approved, without modification, all executive compensation recommendations of the Committee for 2002.

COMPENSATION PHILOSOPHY

     The Companies' compensation philosophy is designed to:

     1. manage employee compensation as an investment with the expectation that employees will contribute to the Companies' overall success;

     2. be competitive with respect to those companies in the markets in which we compete for employees, allowing the Companies to successfully attract and retain the qualified employees necessary for long-term success;

     3. recognize individuals for their demonstrated ability to perform their position responsibilities and create long-term shareholder value; and

     4.   balance total compensation with the Companies' ability to pay.

COMPENSATION MARKET

     As part of its review of the Companies' executive total compensation program (base salary, annual and long term incentives and retirement) completed during 2001, the Committee studied the appropriate competitive market for executive compensation. The previous competitive market was twelve comparable electric utility holding companies with average annual revenues of $1.8 billion. After review, the Committee concluded that this market did not appropriately reflect the size, complexity and diversity of the Companies. In November 2001, the Committee selected fourteen comparable electric utility holding companies with similar business lines with average annual revenues of $2.2 billion as the competitive market for 2002 for executive total compensation. The Committee believes this competitive market to be more representative of the Companies' size, complexity and diversity while still reflective of total revenues.

2002 BASE SALARIES

     Salary ranges for the Chief Executive Officer and the executive officers are reviewed annually and are supported by salary comparisons with similar positions in the fourteen electric utility holding companies referred to above. The competitive point for executive compensation for 2002 was targeted near the median of the salary levels for the Chief Executive Officer and the executive officers of these utilities. Actual compensation of individual executive officers is based upon their levels of responsibility, experience in their positions, prior experience, breadth of knowledge and job performance. The electric utility group utilized by the Committee to compare executive officer salaries is different from the EEI 100 Electric Utilities Index group utilized by IDACORP to compare the financial performance of the Companies with a nationally recognized industry standard.

     In January of 2002, the Committee recommended adjustments to the 2002 salary ranges for the Chief Executive Officer and the executive officers based on the annual executive compensation review referenced above. Salary adjustments for 2002 averaged approximately 16 percent, to move them nearer the median of the comparison group. The Committee considered each of the factors discussed above but did not assign a formal weighting for each factor.

SHORT-TERM INCENTIVE COMPENSATION

     The Executive Incentive Plan ties a portion of the Chief Executive Officer and each executive officer's annual compensation to achieving a certain financial goal. For 2002, the established financial goal was earnings per share on common stock for IDACORP and for Idaho Power. Each goal is designed with a minimum or threshold level and a series of five levels above the threshold with each level having a multiplier which increases as the performance requirement under the goal increases. The threshold level for earnings on common was $121.3 million for IDACORP and $68.4 million for Idaho Power with multipliers of .25 for each; the maximum levels were $139.3 million for IDACORP and $78.6 million for Idaho Power with a 1.00 multiplier for each. The award opportunities vary by position as a percentage of base salary with the award opportunities for the Chief Executive Officer and the executive officers ranging from a minimum of 7.5 percent to a maximum of 100 percent. The Executive Incentive Plan does not permit the payment of awards if there is no payment of awards under the Employee Incentive Plan. The performance levels within the goal were established based upon forecasted performance for 2002. In 2002, IDACORP's earnings on common did not reach the threshold while Idaho Power's earnings on common reached the maximum level of $78.6 million. Although partial payouts were earned under the 2002 Executive Incentive Plan because of the improved performance of Idaho Power Company, the executive officers of IDACORP and Idaho Power, including the Chief Executive Officer, voluntarily declined to accept payments because of lower than expected earnings and the decline in stock price in 2002. Mr. Riazzi, in addition to being Executive Vice President for IDACORP, was also President of IDACORP Energy LP, IDACORP's trading subsidiary. For the calendar year 2002, Mr. Riazzi was eligible for IDACORP Energy's 2002 Incentive Plan. The IDACORP Energy 2002 Incentive Plan is based upon achievement of certain financial goals at IE. The plan is funded based upon a percentage of earnings before taxes, with awards based upon individual performance and relative ranking within the group. No incentive payments were made to Mr. Riazzi under IDACORP Energy 2002 Incentive Plan.

LONG-TERM INCENTIVE COMPENSATION

     Long-term incentive awards are intended to develop and retain strong management through share ownership and incentive awards that recognize future performance and maximize shareholder value. Restricted stock and stock options were granted to the Chief Executive Officer and the executive officers in 2002.

     When awarding long-term incentives, the Committee considers an executive's level of responsibility, prior experience, individual performance criteria, as well as the compensation practices of the group of fourteen electric utility holding companies used to evaluate executive compensation. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     1.   Restricted Stock Plan

     In January of 2000, a grant was made to the executive officers including the Chief Executive Officer under the 1994 Restricted Stock Plan. That grant was for a three year restricted period through December 31, 2002, with a target Cumulative Earnings Per Share ("CEPS") of $7.60. The total CEPS for the three year restricted period was $8.70 resulting in awards earned for 2002 at the maximum level for the Chief Executive Officer and all named executive officers. A new grant under the Plan was made in January 2002, with a three-year restricted period beginning January 1, 2002 and ending December 31, 2004, with a single financial performance goal of CEPS. To receive a final share award, the Chief Executive Officer and each executive officer must be employed, as an officer, during the entire restricted period (with certain exceptions), and IDACORP must achieve the CEPS performance goal established by the Committee. The restricted stock grants (expressed as a percentage of base salary converted into shares of stock based upon the closing stock price for a share of IDACORP common stock on December 31 of the year preceding the grant) varied by position. The percentages for the Chief Executive Officer range from a minimum of 18 percent to a maximum of 53 percent. For all other executive officers, the percentages ranged from a minimum of 13 percent to a maximum of 45 percent. The Committee established the target grant percentages for new grants as part of the annual executive compensation review referenced above, and the 2002 grants when combined with other forms of long-term incentive were at a level below the median target levels among the comparison group.

     2.   Stock Options

     In January and March of 2002, stock options were granted to the executive officers including the Chief Executive Officer under the IDACORP 2000 Long-Term Incentive and Compensation Plan. The exercise price of these options is equal to the fair market value of IDACORP's common stock on the date of grant. The options vest ratably over five years (20% per year). The size of each award was determined based on the criteria for awarding long-term incentives discussed above and ranged from 4,000 to 7,000 options for each of the Vice Presidents, to 30,100 to 50,000 options for the three Senior Vice-Presidents, to 91,000 options for the Chief Executive Officer.

     The 2002 compensation paid to IDACORP and Idaho Power executive officers qualified as fully deductible under federal tax laws. The Committee continues to review the impact of federal tax laws on executive compensation, including
Section 162(m) of the Internal Revenue Code.

CEO COMPENSATION - 2002

     In January of 2002, Mr. Packwood was granted a salary increase of 16 percent. The competitiveness of Mr. Packwood's salary was reviewed based upon comparisons with salaries of chief executive officers of fourteen comparable electric utility holding companies referred to above. The competitive point for Mr. Packwood's salary is targeted near the median of this comparison. The actual 2002 salary adjustment for Mr. Packwood placed him approximately 5 percent above the median of salary levels for chief executive officers of the comparison group and is based on the level of his responsibilities, the depth of his experience, his job performance and the overall competitive level of his current compensation based on the annual executive officer compensation review referenced above. The Committee considered each of these factors but did not assign a formal weighting for each factor.

     Mr. Packwood is a participant in the Executive Incentive Plan with a 2002 award opportunity ranging from a minimum of 12.5 percent to a maximum of 100 percent of base salary. This award level was established based upon the executive officer compensation review referenced above. Although partial payouts were earned under the 2002 Executive Incentive Plan because of the improved performance of Idaho Power Company, Mr. Packwood voluntarily declined to accept an incentive payment totaling 50 percent of his base compensation he was entitled to receive under the 2002 Executive Incentive Plan because of lower than expected earnings and the decline in stock price in 2002.

     Mr. Packwood is a participant in the Restricted Stock Plan as discussed above. In January of 2000, a grant was made to Mr. Packwood under the Restricted Stock Plan for a three year restricted period through December 31, 2002. The Company achieved the maximum level of performance for the three year restricted period and as a result, Mr. Packwood will receive an award at the maximum level of 53 percent for 2002, which is a total of 8,126 shares of IDACORP common stock, or 2,709 shares above target. Mr. Packwood received a restricted stock grant at the target level of 35 percent in 2002 and will receive a final share award after the restricted period ends in December 2004 if he remains employed by the Companies as an officer during the entire restricted period (with certain exceptions) and IDACORP achieves its CEPS performance goal established by the Committee.

     In addition, Mr. Packwood received a stock option grant of 91,000 shares in January of 2002 under the IDACORP 2000 Long-Term Incentive and Compensation Plan with an exercise price set at fair market value on the date of grant. The stock options vest ratably over a five year period (20% per year) contingent upon Mr. Packwood's continued employment with the Companies. The incentive awards were intended to place a greater portion of Mr. Packwood's total compensation for 2002 "at risk."

                                                 John B. Carley, Chairman
                                                 Robert A. Tinstman
                                                 Evelyn Loveless
                                                 Peter S. O'Neill


                                      IDACORP AND IDAHO POWER
                                     SUMMARY COMPENSATION TABLE

                                                               LONG-TERM COMPENSATION
                                    ANNUAL COMPENSATION                AWARDS
                                 ---------------------------- ----------------------------
                                                               RESTRICTED     SECURITIES
                                                                 STOCK        UNDERLYING      ALL OTHER
NAME AND                                 SALARY      BONUS     AWARD(S)(1)  STOCK OPTIONS/ COMPENSATION(2)
PRINCIPAL POSITION               YEAR      ($)        ($)          ($)          SARS (#)          ($)
-------------------              ----- ---------- ----------- ------------ --------------- ---------------
Jan B. Packwood. . . . . . . .   2002    580,000        -0-      203,000        91,000          8,000
 President and   . . . . . . .   2001    500,000    500,000      175,000        60,000          6,800
 Chief Executive Officer,. . .   2000    415,000    207,500      145,250       100,000          6,800
 IDACORP and Chief
 Executive Officer,
 Idaho Power

J. LaMont Keen . . . . . . . .   2002    350,000        -0-      105,000        44,000          8,000
 Executive Vice President, . .   2001    300,000    240,000       90,000        30,000          6,800
 IDACORP and President & . . .   2000    250,000    100,000       75,000        40,000          6,270
 Chief Operating Officer,
 Idaho Power

James C. Miller. . . . . . . .   2002    250,000        -0-       75,000        31,000          6,846
 Sr. Vice President -  . . . .   2001    210,000    168,000       63,000        30,000            -0-
 Delivery, Idaho Power . . . .   2000    170,000     68,000       51,000        40,000            -0-

Richard Riazzi
 Executive Vice President, . .   2002    400,000        -0-      120,000        50,000          7,526
 IDACORP and President,. . . .   2001    300,000  2,250,000       90,000        30,000          6,800
 IDACORP Energy (3). . . . . .   2000    250,000    100,000       75,000        40,000          6,800

Robert W. Stahman  . . . . . .   2002    200,000        -0-       50,000         6,000          8,000
 Vice President, General . . .   2001    180,000    108,000       45,000         4,000          6,800
 Counsel and Secretary,  . . .   2000    165,000     49,500       41,250           -0-          6,800
 IDACORP and Idaho Power

Darrel T. Anderson . . . . . .   2002    185,000        -0-       55,500         7,000          7,846
 Vice President, Chief . . . .   2001    155,000     93,000       38,750         4,000          5,305
 Financial Officer & . . . . .   2000    135,000     40,500       33,750           -0-          5,291
 Treasurer, IDACORP and
 Idaho Power

-----------------
(1) The aggregate restricted stock holdings as of December 31, 2002 are as follows: Mr. Packwood held 13,984 ($347,222) shares of restricted stock; Mr. Keen held 7,287 ($179,198) shares of restricted stock; Mr. Miller held 5,033 ($124,969) shares of restricted stock; Mr. Riazzi held 7,587 ($188,385) shares of restricted stock; Mr. Stahman held 3,687 ($91,548) shares of restricted stock; Mr. Anderson held 3,416 ($84,819) shares of restricted stock. Dividends are paid on restricted stock when and as paid on the IDACORP Common Stock.

(2) Represents the Company's contribution to the Employee Savings Plan (401-k plan).

(3)  Resigned effective March 31, 2003.

                                         OPTIONS / SAR GRANTS IN FISCAL YEAR 2002


                            NUMBER OF      % OF TOTAL
                            SECURITIES    OPTIONS/SARS
                            UNDERLYING     GRANTED TO     EXERCISE OR
                           OPTIONS/SARS   EMPLOYEES IN    BASE PRICE                        GRANT DATE VALUE
NAME                       GRANTED(1) #    FISCAL 2002     ($/SHARE)      EXPIRATION DATE         ($)(2)
----                       ------------   -------------   ------------    ---------------   ----------------
Jan B. Packwood . . . .       91,000           28%           $39.50        Jan. 16, 2012         $959,432
J. LaMont Keen  . . . .       44,000         13.5%           $39.50        Jan. 16, 2012         $463,901
James C. Miller . . . .       31,000          9.5%           $39.50        Jan. 16, 2012         $326,839
Richard Riazzi  . . . .       50,000         15.4%           $39.50        Jan. 16, 2012         $527,160
Robert W. Stahman . . .        6,000          1.8%           $39.50        Jan. 16, 2012         $ 63,259
Darrel T. Anderson. . .        6,000          1.8%           $39.50        Jan. 16, 2012         $ 63,259
                               1,000           .3%           $38.68        Mar. 20, 2012         $ 10,543

-----------------
(1) Options were granted pursuant to the 2000 Long-Term Incentive and Compensation Plan. The options vest 20% per year and accelerate upon a change in control.

(2) The grant date values were calculated on the basis of the Binomial option-pricing model. Options were assumed to be exercised 7 years after the date of grant. A risk-free interest rate of 4.92%, stock price volatility of 32% and a dividend yield of 4.71% were used in the calculation of the option grants to Messrs. Packwood, Keen, Miller, Riazzi, Stahman and Anderson. The actual value of the options will depend on the market value of the Company's Common Stock on the dates the options are exercised. No realization of value from the options is possible without an increase in the price of the Company's Common Stock, which would benefit all stockholders commensurately.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                      NUMBER OF
                                      SHARES                     SECURITIES UNDERLYING      VALUE OF UNEXERCISED,
                                   ACQUIRED ON      VALUE         UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                     EXERCISE      REALIZED      AT FISCAL YEAR-END(1)       AT FISCAL YEAR-END
                                       (#)           ($)                 (#)                         ($)
                                   -----------     --------   --------------------------   --------------------------
                                                              EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                                                              -----------  -------------   -----------  -------------
Jan B. Packwood . . . . . .            -0-           -0-         52,000       199,000          -0-           -0-
J. LaMont Keen  . . . . . .            -0-           -0-         22,000        92,000          -0-           -0-
James C. Miller . . . . . .            -0-           -0-         22,000        79,000          -0-           -0-
Richard Riazzi  . . . . . .            -0-           -0-         22,000        98,000          -0-           -0-
Robert W. Stahman . . . . .            -0-           -0-            800         9,200          -0-           -0-
Darrel T. Anderson  . . . .            -0-           -0-            800        10,200          -0-           -0-

--------------------
(1)  Vesting is accelerated upon a change in control.

                              DIRECTOR COMPENSATION

     During 2002, each Director who was not an employee of IDACORP or Idaho Power received $1,000 for each Board meeting and for each committee meeting attended. Non-employee Directors who are chairmen of Board committees received $1,840 per month; other non-employee Directors received $1,670 per month. In addition, each Director received an annual stock grant under the Director Stock Program of IDACORP common stock equal to approximately $16,000, or 604 shares, in July of 2002. Mr. Miller, as non-executive Chairman of the Board of IDACORP and Idaho Power, received a monthly retainer of $6,000 and the annual stock grant under the Director Stock Program of $16,000, or 604 shares, in 2002. Mr. Miller does not receive meeting fees for either Board or committee meetings. Directors may defer all or a portion of any retainers and meeting fees under a deferred compensation plan. Under the plan, at retirement Directors may elect to receive one lump-sum payment of all amounts deferred with interest (the interest rate is equal to the Moody's Long-term Corporate Bond Yield Average rate, plus three (3) percent), or a series of up to 10 equal annual payments, depending upon the specific deferral arrangement. A special account is maintained on the books showing the amounts deferred and the interest accrued thereon. The Directors also participated in a non-qualified deferred compensation plan which provides for retirement benefit payments (a maximum of $17,500 per year for a period of 15 years) to those Directors elected prior to November 30, 1994, at their option, in 180 monthly installments or in a single life annuity with a joint and survivor option and to those Directors elected after November 30, 1994 in a single life annuity with a joint and survivor option. In April of 2002, this plan was terminated subject to each director's vested benefits and replaced with stock based compensation including a grant of 3,000 stock options under the terms of the IDACORP 2000 Long-Term Incentive and Compensation Plan and an increase in the annual stock grant, under the Director Stock Program, from $8,000 to $16,000 in common stock of IDACORP.

     Since each director serves on both the IDACORP and Idaho Power Boards and on the same committees of each Board, the monthly retainer applies to service on both Boards, as do the meeting fees for the Board meetings and for each committee which has a corresponding committee at both companies. The practice generally is that meetings of the IDACORP and Idaho Power Boards and the corresponding committees are held in conjunction with each other and a single meeting fee is paid to each director for each set of meetings. Separate meeting fees will be paid in the event a Board or committee meeting is not held in conjunction with a meeting of the corresponding Board or committee and for those committee meetings which do not have a corresponding committee.

              EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

     As part of the wind-down of IDACORP Energy's electric and gas trading operations, IDACORP has entered into a severance agreement with Richard Riazzi, Executive Vice President of IDACORP and President of IDACORP Energy, terminating his employment agreement and his employment effective March 31, 2003. The severance agreement provides that Mr. Riazzi will receive, as severance, a gross amount of $466,666 paid in installments beginning in April 2003 and ending in May 2004.

     IDACORP entered into Change of Control Agreements with the Named Officers in September 1999, which become effective for a three-year period upon a change of control of IDACORP. If a change of control occurs, the Agreements provide that specified payments and benefits would be paid in the event of termination of the Executive's employment (i) by IDACORP, other than for cause, death or disability, or (ii) by the Executive for constructive discharge or retirement, at any time when the Agreements are in effect. In such event, each of the Named Officers would receive payment of an amount equal to two and one-half times his annual compensation, which shall be the highest combined amount of base salary and bonus received by the Named Officer in any one of the five years preceding termination. In addition, under these Agreements, each of the Named Officers would receive (i) the immediate vesting of restricted stock granted prior to the change in control; (ii) outplacement services for 12 months not to exceed $12,000; and (iii) all benefits for a period of 24 months under the welfare benefit plans.

     For these purposes "cause" means the Executive's fraud or dishonesty which has resulted or is likely to result in material economic damage to IDACORP or a subsidiary of IDACORP, as determined in good faith by a vote of at least two-thirds of the non-employee directors of IDACORP at a meeting of the Board at which the Executive is provided an opportunity to be heard. "Constructive discharge" includes material failure by IDACORP to comply with the Agreement, relocation, and certain reduction in compensation or benefits.

     A "change of control" is defined as (i) the acquisition by a party or certain related parties of 20% or more of IDACORP's voting securities; (ii) a purchase by a person of 20% or more of the outstanding stock pursuant to a tender or exchange offer; (iii) shareholder approval of a merger or similar transaction after which IDACORP's shareholders will hold 50% or less of the voting securities of the surviving entity or (iv) a change in a majority of the Board of Directors within a 24-month period without the approval of two-thirds of the members of the Board.

                                PERFORMANCE GRAPH

                SOURCE: BLOOMBERG AND EDISON ELECTRIC INSTITUTE

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                        $100 INVESTED DECEMBER 31, 1997




                              [PERFORMANCE GRAPH]




     The table shows a Comparison of Five-Year Cumulative Total Shareholder Return for IDACORP Common Stock, the S&P 500 Index and the Edison Electric Institute (EEI) 100 Electric Utilities Index. The data assumes that $100 was invested on December 31, 1997, with beginning-of-period weighting of the peer group indices (based on market capitalization) and monthly compounding of returns. As of October 1, 1998, all outstanding shares of Idaho Power common stock were exchanged on a share-for-share basis for IDACORP common stock.


                                                              EEI 100
                         IDACORP         S & P 500      ELECTRIC UTILITIES
                         -------         ---------      ------------------

         1997            $100.00          $100.00            $100.00
         1998             101.74           128.58             113.89
         1999              79.96           155.63              92.71
         2000             153.49           141.47             137.18
         2001             133.33           124.66             125.12
         2002              86.68            97.13             106.69

                               RETIREMENT BENEFITS

     The following table sets forth the estimated annual retirement benefits payable under the Idaho Power Retirement Plan (a qualified defined benefit pension plan for all regular employees) and under the Idaho Power Security Plan for Senior Management Employees (a non-qualified defined benefit plan for senior management employees). The plans cover employees of IDACORP and Idaho Power.

                                      PENSION PLAN TABLE

REMUNERATION                                      YEARS OF SERVICE
-------------       --------------------------------------------------------------------------
                       10           15            20           25           30           35
  $ 75,000          $ 45,000     $ 48,750      $ 52,500     $ 56,250     $ 56,250     $ 56,250
  $100,000          $ 60,000     $ 65,000      $ 70,000     $ 75,000     $ 75,000     $ 75,000
  $125,000          $ 75,000     $ 81,250      $ 87,500     $ 93,750     $ 93,750     $ 93,750
  $150,000          $ 90,000     $ 97,500      $105,000     $112,500     $112,500     $112,500
  $175,000          $105,000     $113,750      $122,500     $131,250     $131,250     $131,250
  $200,000          $120,000     $130,000      $140,000     $150,000     $150,000     $150,000
  $225,000          $135,000     $146,250      $157,500     $168,750     $168,750     $168,750
  $250,000          $150,000     $162,500      $175,000     $187,500     $187,500     $187,500
  $275,000          $165,000     $178,750      $192,500     $206,250     $206,250     $206,250
  $300,000          $180,000     $195,000      $210,000     $225,000     $225,000     $225,000
  $325,000          $195,000     $211,250      $227,500     $243,750     $243,750     $243,750
  $350,000          $210,000     $227,500      $245,000     $262,500     $262,500     $262,500
  $375,000          $225,000     $243,750      $262,500     $281,250     $281,250     $281,250
  $400,000          $240,000     $260,000      $280,000     $300,000     $300,000     $300,000
  $450,000          $270,000     $292,500      $315,000     $337,500     $337,500     $337,500
  $500,000          $300,000     $325,000      $350,000     $375,000     $375,000     $375,000
  $550,000          $330,000     $357,500      $385,000     $412,500     $412,500     $412,500
  $600,000          $360,000     $390,000      $420,000     $450,000     $450,000     $450,000

     Benefits under the Retirement Plan for Executive management at normal retirement age are calculated on years of credited service using the average of the highest five consecutive years' salary plus bonus (as reported in the Summary Compensation Table) in the last 10 years before retirement. Benefits under the Security Plan for Senior Management Employees are based upon a similar average of the highest five consecutive years of salary plus bonus in the last 10 years before retirement, a normal retirement age of 62 years, years of participation as a senior management employee, and are payable over the participant's lifetime. Generally, total retirement benefits from the Retirement Plan and Security Plan for Senior Management Employees will range from 60 percent to 75 percent of the participant's average salary plus bonus in the highest five consecutive years in the last 10 years of employment. Idaho Power has established a trust which is made up of trust owned life insurance, stocks and fixed income securities, the value of which are sufficient to cover the liabilities of the Security Plan. Effective August 1, 1996, Idaho Power terminated its Supplemental Employee Retirement Plan (a non-qualified plan that provided benefits that would otherwise have been denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits). Benefits payable from the Retirement Plan and the Security Plan are included in the table above. Benefits shown above are not subject to any deduction for Social Security benefits or other offset amounts.

     As of December 31, 2002, the final five-year average salary plus bonus under the retirement plans as referred to above for the Executive Officers named in the Summary Compensation Table are: Mr. Packwood, $601,817; Mr. Keen, $360,534; Mr. Riazzi, $708,782; Mr. Miller, $248,754; Mr. Stahman, $223,200; and
Mr. Anderson, $177,781. Years of credited service under the Retirement Plan and years of participation as a senior management employee are, respectively: Mr. Packwood, 33, 26; Mr. Keen, 29, 20; Mr. Miller 26, 15; Mr. Riazzi 6, 6; Mr. Stahman 25, 20; and Mr. Anderson 6, 7.

                                  ANNUAL REPORT

     The IDACORP 2002 annual report to shareholders, including financial statements for 2000, 2001 and 2002, was mailed on or about April 7, 2003 to all shareholders of record. Idaho Power financial statements for 2000, 2001 and 2002 were mailed to Idaho Power shareholders on or about April 7, 2003.

     IDACORP hereby undertakes to deliver promptly, upon written or oral request, a separate copy of the annual report to shareholders, or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Idaho Power hereby undertakes to deliver promptly, upon written or oral request, a separate copy of the Idaho Power financial statements, or proxy statement, as applicable to an Idaho Power shareholder at a shared address to which a single copy was delivered. Requests should be addressed to Shareowner Services, 1221 West Idaho Street, Boise, Idaho 83702, telephone 1-800-635-5406.

                    2004 JOINT ANNUAL MEETING OF SHAREHOLDERS

     Nominations for Director may be made only by the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Secretary of IDACORP or Idaho Power, as the case may be, not later than 120 days prior to the first anniversary of the date on which the company first mailed its proxy materials for the preceding year's annual meeting. The notice must contain certain information specified in the Bylaws, a copy of which may be obtained by writing to the Corporate Secretary.

     Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for prior year's annual meeting of shareholders or the date specified by an advance notice provision in the company's bylaws. The Bylaws of IDACORP and Idaho Power contain such an advance notice provision. Under the Bylaws, no business may be brought before an annual meeting of the shareholders except as specified in the notice of the meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to the Secretary of IDACORP or Idaho Power, as the case may be, not later than 120 days prior to the first anniversary of the date on which the company first mailed its proxy materials for the preceding year's annual meeting. The notice must contain certain information specified in the Bylaws, a copy of which may be obtained by writing to the Corporate Secretary.

     For the 2004 Joint Annual Meeting of Shareholders, expected to be held on May 20, 2004, IDACORP and Idaho Power shareholders must submit such nominations or proposals to the Secretary of IDACORP or Idaho Power, as the case may be, no later than December 9, 2003.

     The requirements referred to above are separate and apart from the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the proxy statement under Rule 14a-8. For the 2004 Joint Annual Meeting of Shareholders expected to be held on May 20, 2004, any shareholder who wishes to submit a proposal for inclusion in the joint proxy materials pursuant to Rule 14a-8 must submit such proposal to the Secretary of IDACORP or Idaho Power, as the case may be, on or before December 9, 2003.

     IT IS REQUESTED THAT EACH SHAREHOLDER WHO CANNOT ATTEND THE MEETING VOTE HIS OR HER PROXY OR PROXIES WITHOUT DELAY.


                                          ANNUAL MEETING OF SHAREHOLDERS
                                          Thursday, May 15, 2003
[ LOGO ] Idaho Power                      10:00 a.m. Local Time
                                          Idaho Power Corporate Headquarters
                                          1221 West Idaho Street
                                          Boise, Idaho  83707

-----------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS FOR VOTING YOUR PROXY

We are now offering shareholders three alternative ways of voting this proxy:

o BY TELEPHONE (using a touch-tone telephone)    o THROUGH THE INTERNET (using a browser)    o BY MAIL (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

/  TELEPHONE VOTING  /  Available until 5:00 p.m. Eastern time on May 14, 2003

      o     This method of voting is available for residents of the U.S. and Canada
      o     On a touch-tone telephone, call TOLL FREE 1-800-928-0380, 24 hours a day, 7 days a week
      o     You will be asked to enter ONLY the CONTROL NUMBER shown below
      o     Have your proxy card ready, then follow the prerecorded instructions
      o     Your vote will be confirmed and cast as you directed

/  INTERNET VOTING  /   Available until 5:00 p.m. Eastern time on May 14, 2003

      o     Visit the Internet voting Website at HTTP://PROXY.GEORGESON.COM
      o     Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
      o     You will incur only your usual internet charges

/  VOTING BY MAIL  /

      o     Simply mark, sign and date your proxy card and return it in the postage-paid envelope
      o     If you are voting by telephone or the Internet, please do not mail your proxy card

The Company has been advised by counsel that the procedures for Internet and Telephonic voting are consistent with the requirements of applicable laws.

                                     /  COMPANY NUMBER  /                  /   CONTROL NUMBER  /


                                         TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
-----------------------------------------------------------------------------------------------------------------------------

  / X /  PLEASE MARK VOTES
         AS IN THIS EXAMPLE.
  -----------------------------------------------------------------------------------------------------------------------
                                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2
  -----------------------------------------------------------------------------------------------------------------------

  1. ELECTION OF DIRECTORS: Nominees:
     01 Christopher L. Culp  02 Gary G. Michael                           FOR all nominees listed          WITHHOLD
     03 Peter S. O'Neill     04 Jan B. Packwood                           (except as indicated to      authority to vote
                                                                               the contrary)           for all nominees

         INSTRUCTIONS: To withhold authority to vote for any individual             /  /                     /  /
         nominee(s), write the name(s) of such nominee(s) in the space provided below.

 ----------------------------------------------------------------------
                                                                             FOR      AGAINST      ABSTAIN
 2.  To ratify the selection of Deloitte & Touche LLP as independent         /  /      /  /          /  /
     auditor for the fiscal year ending December 31, 2003








                                                                                  DATE:
                                                                                       ---------------------------------

                                                                                  ---------------------------------------

                                                                                  ---------------------------------------
                                                                                  Signature(s) in Box

                                                                                  ---------------------------------------

                                                                                  ---------------------------------------
                                                                                  Signature of Joint Owner

[ LOGO ] Idaho Power


                                           April 7, 2003


      Dear Shareholders of Idaho Power Company:

      It is our pleasure to invite you to attend the upcoming 2003 joint annual meeting of Shareholders of Idaho Power Company and IDACORP, Inc. to be held on May 15, 2003, at 10:00 A.M., local time, at the Idaho Power Corporate Headquarters, 1221 West Idaho Street, Boise, Idaho. Your Board of Directors and management look forward to personally greeting those shareholders able to attend.

      Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the Notice of Meeting and the Joint Proxy Statement on the following pages. This year Idaho Power Company is asking you to elect four Directors and to ratify the selection of an independent auditor for the fiscal year ending December 31, 2003.


      YOUR VOTE IS IMPORTANT. YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR COMPLETED PROXY IN THE ENCLOSED ENVELOPE. You may revoke your proxy prior to or at the meeting and may vote in person if you wish.


            /s/ Jon H. Miller              /s/ Jan B. Packwood
            -----------------              -------------------
            Jon H. Miller                  Jan B. Packwood
            Chairman of the Board          IDACORP President and Chief
                                           Executive Officer
                                           Idaho Power Chief Executive Officer


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                               IDAHO POWER COMPANY
            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 15, 2003
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
      PROPERLY EXECUTED PROXIES WILL BE VOTED AS MARKED AND, IF NOT MARKED,
R PROXIES RECEIVED WILL BE VOTED "FOR" PROPOSAL (1), TO ELECT FOUR DIRECTORS AND "FOR" PROPOSAL (2), TO RATIFY THE SELECTION OF AN
O     INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

X The undersigned hereby appoints Jan B. Packwood and Robert W. Stahman, and each of them, proxies with full power of substitution to vote for the
Y undersigned at the Joint Annual Meeting of Shareholders of Idaho Power Company and IDACORP, Inc. and at any adjournment thereof, on the matters set forth in the Proxy Statement and such other matters as may properly come before the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies' discretion on any other matters that may properly come before the meeting.

      PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SO INDICATE FOLLOWING YOUR SIGNATURE IF YOU ARE SIGNING IN A REPRESENTATIVE CAPACITY. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD SIGN.



                                                          /  SEE REVERSE SIDE  /

                                          ANNUAL MEETING OF SHAREHOLDERS
                                          Thursday, May 15, 2003
[ LOGO ] Idacorp                          10:00 a.m. Local Time
                                          Idaho Power Corporate Headquarters
                                          1221 West Idaho Street
                                          Boise, Idaho  83707

-----------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS FOR VOTING YOUR PROXY

We are now offering shareholders three alternative ways of voting this proxy:

o BY TELEPHONE (using a touch-tone telephone)    o THROUGH THE INTERNET (using a browser)    o BY MAIL (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

/  TELEPHONE VOTING  /  Available until 5:00 p.m. Eastern time on May 14, 2003

      o     This method of voting is available for residents of the U.S. and Canada
      o     On a touch-tone telephone, call TOLL FREE 1-800-858-0073, 24 hours a day, 7 days a week
      o     You will be asked to enter ONLY the CONTROL NUMBER shown below
      o     Have your proxy card ready, then follow the prerecorded instructions
      o     Your vote will be confirmed and cast as you directed

/  INTERNET VOTING  /   Available until 5:00 p.m. Eastern time on May 14, 2003

      o     Visit the Internet voting Website at HTTP://PROXY.GEORGESON.COM
      o     Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
      o     You will incur only your usual internet charges

/  VOTING BY MAIL  /

      o     Simply mark, sign and date your proxy card and return it in the postage-paid envelope
      o     If you are voting by telephone or the Internet, please do not mail your proxy card

The Company has been advised by counsel that the procedures for Internet and Telephonic voting are consistent with the requirements of applicable laws.

                                     /  COMPANY NUMBER  /                  /   CONTROL NUMBER  /



                                         TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
-----------------------------------------------------------------------------------------------------------------------------

  / X /  PLEASE MARK VOTES
         AS IN THIS EXAMPLE.
  -----------------------------------------------------------------------------------------------------------------------
                                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2
  -----------------------------------------------------------------------------------------------------------------------

  1. ELECTION OF DIRECTORS: Nominees:
     01 Christopher L. Culp  02 Gary G. Michael                           FOR all nominees listed          WITHHOLD
     03 Peter S. O'Neill     04 Jan B. Packwood                           (except as indicated to      authority to vote
                                                                               the contrary)           for all nominees

         INSTRUCTIONS: To withhold authority to vote for any individual             /  /                     /  /
         nominee(s), write the name(s) of such nominee(s) in the space provided below.

 ----------------------------------------------------------------------

                                                                             FOR      AGAINST      ABSTAIN
 2.  To ratify the selection of Deloitte & Touche LLP as independent         /  /      /  /          /  /
     auditor for the fiscal year ending December 31, 2003





                                                                                  DATE:
                                                                                       ---------------------------------

                                                                                  ---------------------------------------

                                                                                  ---------------------------------------
                                                                                  Signature(s) in Box

                                                                                  ---------------------------------------

                                                                                  ---------------------------------------
                                                                                  Signature of Joint Owner

[ LOGO ] Idacorp


                                           April 7, 2003


      Dear Shareholders of IDACORP:

      It is our pleasure to invite you to attend the upcoming 2003 joint annual meeting of Shareholders of IDACORP, Inc. and Idaho Power Company to be held on May 15, 2003, at 10:00 A.M., local time, at the Idaho Power Corporate Headquarters, 1221 West Idaho Street, Boise, Idaho. Your Board of Directors and management look forward to personally greeting those shareholders able to attend.

      Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the Notice of Meeting and the Joint Proxy Statement on the following pages. This year IDACORP, Inc. is asking you to elect four Directors and to ratify the selection of an independent auditor for the fiscal year ending December 31, 2003.




      YOUR VOTE IS IMPORTANT. YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR COMPLETED PROXY IN THE ENCLOSED ENVELOPE. You may revoke your proxy prior to or at the meeting and may vote in person if you wish.


            /s/ Jon H. Miller              /s/ Jan B. Packwood
            -----------------              -------------------
            Jon H. Miller                  Jan B. Packwood
            Chairman of the Board          IDACORP President and Chief
                                           Executive Officer
                                           Idaho Power Chief Executive Officer


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                                   IDACORP, INC.
            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 15, 2003
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
      PROPERLY EXECUTED PROXIES WILL BE VOTED AS MARKED AND, IF NOT MARKED,
R PROXIES RECEIVED WILL BE VOTED "FOR" PROPOSAL (1), TO ELECT FOUR DIRECTORS AND "FOR" PROPOSAL (2), TO RATIFY THE SELECTION OF AN
O     INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

X The undersigned hereby appoints Jan B. Packwood and Robert W. Stahman, and each of them, proxies with full power of substitution to vote for the
Y undersigned at the Joint Annual Meeting of Shareholders of IDACORP, Inc. and Idaho Power Company and at any adjournment thereof, on the matters set forth in the Proxy Statement and such other matters as may properly come before the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies' discretion on any other matters that may properly come before the meeting.

      PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SO INDICATE FOLLOWING YOUR SIGNATURE IF YOU ARE SIGNING IN A REPRESENTATIVE CAPACITY. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD SIGN.



                                                          /  SEE REVERSE SIDE  /